                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                       DATE OF REPORT:  FEBRUARY 23, 1995
                       (Date of earliest event reported)




                         ALC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                   COMMISSION FILE NO. 1-10831               38-2643582
(State of incorporation)                                 (IRS Employer I.D. No.)



                        30300 TELEGRAPH ROAD, SUITE 350
                            BINGHAM FARMS, MI 48025
                    (Address of principal executive offices)



                                 (810) 647-4060
              (Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  Selected Pro Forma Financial Information

The following unaudited pro forma financial information as of and for the period ended December 31, 1994 is based on the historical consolidated financial statements of ALC Communications Corporation ("the Company") and of ConferTech International, Inc. ("ConferTech") and give effect to the consolidation of the historical financial statements of ConferTech, in the case of the pro forma balance sheet, as if such transaction had taken effect on December 31, 1994, and in the case of the pro forma statement of income, as if such transaction had taken effect on January 1, 1994.

The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's consolidated financial statements for the year ended December 31, 1994 included in the Annual Report on Form 10-K for the year then ended and the related notes included thereto.

The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have actually been obtained had the transactions occurred on December 31, 1994 or January 1, 1994, as the case may be, nor is the data intended to be a projection for any future period.
Attached is the following pro forma information of the Company and subsidiaries:

     Pro Forma Consolidated Balance Sheet (unaudited) as of December 31, 1994 Pro Forma Consolidated Statement of Income (unaudited) for the year ended
       December 31, 1994
     Notes to Unaudited Pro Forma Consolidated Financial Statements



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALC COMMUNICATIONS CORPORATION


Dated:  April 28, 1995               By:   /s/ Marvin C. Moses
                                         ---------------------------------------
                                             Marvin C. Moses, Executive Vice
                                             President, Chief Financial Officer
                                             and Assistant Secretary

ALC COMMUNICATIONS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (UNAUDITED)
As of December 31, 1994


                                                                 Historical
                                                     -----------------------------------
ASSETS                                                    ALC              ConferTech
                                                     Communications       International,     Pro forma
                                                      Corporation              Inc.         adjustments             As adjusted
                                                     --------------       --------------    -----------             -----------
                                                                                   (In Thousands)
Current Assets:
     Cash and cash equivalents                        $ 41,412             $ 3,047           $(41,496)(1)            $  2,963
     Accounts receivable, less allowance of
      $4,602,000                                        81,214               9,253               (200)(2)              90,267
     Inventories                                                             2,994               (474)(2)               2,520
     Other current assets                                7,121               1,205              2,250 (3)              10,576
                                                      --------             -------           --------                --------
       Total Current Assets                           $129,747             $16,499           $(39,920)               $106,326

Fixed Assets                                            59,158              12,461              3,433 (2)              75,052
Deferred income taxes                                   10,429                                                         10,429
Cost in excess of net assets acquired less
 accumulated amortization of $13,723,000                47,267                                 41,908 (4)              89,175
Intangibles                                             30,444                                                         30,444
Other assets                                             7,680                 147                                      7,827
                                                      --------             -------           --------                --------
  Total Assets                                        $284,725             $29,107           $  5,421                $319,253
                                                      ========             =======           ========                ========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Accounts payable                                 $  2,018             $ 2,621                                   $  4,639
     Accrued liabilities                                20,864               3,192           $  2,032 (5)              26,088
     Accrued network costs                              51,672                                                         51,672
     Taxes other than income                            13,425                                                         13,425
     Deferred income                                                           520                                        520
     Capitilized leases and other long-term debt           232                                                            232
                                                      --------             -------           --------                --------
       Total Current Liabilities                      $ 88,211             $ 6,333           $  2,032                $ 96,576

Long-term Liabilities:
     Revolving credit agreement                                                              $ 25,000 (1)            $ 25,000
     Deferred income                                                       $   214                                        214
     Deferred income tax liability                                             949                                        949
     Capitalized leases and other long-term debt      $  3,048                                                          3,048
     Senior Subordinated Notes                          79,418                                                         79,418
                                                      --------             -------           --------                --------
      Total Long-Term Liabilities                     $ 82,466             $ 1,163           $ 25,000                $108,629
                                                      --------             -------           --------                --------

       Total Liabilities                              $170,677             $ 7,496           $ 27,032                $205,205

Stockholders' Equity:
  ALC:
     Common Stock, par value $0.01;
      authorized -- 200,000,000 shares; issued
      and outstanding --33,712,000 shares             $    337                                                       $    337
     Capital in excess of par value                    140,278                                                        140,278
     Paid-in capital--Warrants                          11,715                                                         11,715
     Accumulated deficit                               (38,282)                                                       (38,282)
  ConferTech:
     Common stock, par value $0.01;
      authorized -- 20,000,000 shares; issued
      and outstanding -- 7,591,000 shares                                  $    76           $    (76)(6)
     Capital in excess of par value                                         15,719            (15,719)(6)
     Accumulated earnings                                                    6,048             (6,048)(6)
     Translation adjustment                                                   (232)               232 (6)
                                                      --------             -------           --------                --------
        Total Stockholders' Equity                    $114,048             $21,611           $(21,611)               $114,048
                                                      --------             -------           --------                --------

 Total Liabilities and Stockholders' Equity           $284,725             $29,107           $  5,421                $319,253
                                                      ========             =======           ========                ========

See notes to unaudited pro forma consolidated financial statements

ALC COMMUNICATIONS CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
For the Year ended December 31, 1994

                                                       Historical
                                            ---------------------------------
                                                 ALC            ConferTech
                                            Communications     International,       Pro forma
                                             Corporation           Inc.            adjustments             As adjusted
                                            --------------     --------------      -----------             -----------
Revenue                                      $567,824           $43,609             $  (375) (7)            $611,058

Operating Expenses:
     Cost of communication services and
      equipment sales                        $309,516           $21,121             $(1,933) (7)            $328,704
     Sales, general and administrative        134,296            16,155                (150) (7)             150,301
     Depreciation and amortization             17,696             3,628               1,738  (8)              23,062
                                             --------           -------             -------                 --------
       Total Operating Expenses              $461,508           $40,904             $  (345)                $502,067
                                             --------           -------             -------                 --------
       Operating Income                      $106,316           $ 2,705             $   (30)                $108,991

Interest (income) expense                       5,412              (183)              4,080  (9)               9,309
                                             --------           -------             -------                 --------
Income Before Income Taxes                   $100,904            $2,888             $(4,110)                $ 99,682
Income taxes                                   36,575             1,253              (1,490) (10)             36,338
                                             --------           -------             -------                 --------

Net Income                                   $ 64,329            $1,635             $(2,620)                $ 63,344
                                             ========            ======             =======                 ========

Net income per common and common
 equivalent share                            $   1.68                                                       $   1.65
                                             ========                                                       ========

Weighted average shares outstanding            38,353                                                         38,353
                                             ========                                                       ========



ALC COMMUNICATION CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994

(1) Reflects incurrence of debt and reduction of cash resulting from the ConferTech transaction.
(2) Reflects adjustment of the basis of the acquired assets to fair market value.
(3) Reflects the federal income tax receivable resulting from the exercise of the ConferTech Stock options.
(4)   Reflects the cost in excess of ConferTech net assets acquired.
(5) Reflects the professional fees and other acquisition costs incurred in the ConferTech transaction.
(6)   Reflects the elimination of ConferTech equity.
(7) Reflects the elimination of intercompany activity and the reduction in cost of communication services resulting from the replacement of outside service providers with Allnet facilities.
(8) Reflects additional amortization expense on the goodwill generated in the ConferTech transaction and additional depreciation expense on the adjusted basis of the acquired assets.
(9) Reflects the change in interest (income) expense resulting from funds used to acquire ConferTech.
(10)  Reflects the tax effect of the pro forma adjustments noted above.